GOLDMAN SACHS TRUST
Goldman Sachs Municipal Fixed Income Funds
Class C, Institutional and Service Shares of the
Goldman Sachs Short Duration Tax-Free Fund (the “Fund”)

Supplement dated September 11, 2009 to the
Prospectuses dated July 29, 2009 (the “Prospectuses”)

In each Prospectus, the performance information for the Fund’s benchmark index, the Barclays Capital 1-3 Year Municipal Bond Index (the “Index”), as shown in the Fund’s “Average Annual Total Return” table (the “Table”) in the “Fund Performance” section is revised as follows:

The Table in the Fund’s Class A, Class B and Class C Shares Prospectus is revised as follows:

The row containing Index performance in the Table’s Class C section is deleted and replaced with the following:

Barclays Capital 1-3 Year Municipal Bond Index***	4.88%	3.02%	3.62%	3.84%
Additionally, footnote “†” is deleted in its entirety.
The Table in the Fund’s Institutional Shares Prospectus is revised as follows:
The footnote reference “‡‡” in the row containing Index performance and the related footnote are deleted.
The Table in the Fund’s Service Shares Prospectus is revised as follows:
The row containing Index performance is deleted and replaced with the following:
Barclays Capital 1-3 Year Municipal Bond Index***	4.88%	3.02%	3.62%	3.88%
Additionally, footnote “†” is deleted in its entirety.

This Supplement should be retained with your Prospectus for future reference.

00069060
SHRDURBENSTK 09-09